UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-10071
Oppenheimer Small- & Mid-Cap Growth Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: October 31
Date of reporting period: 10/29/2010

Item 1. Reports to Stockholders.

October 29, 2010

Oppenheimer Small- & Mid-Cap Growth Fund*

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

Market Recap

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Software	8.3%
Semiconductors & Semiconductor Equipment	4.7
Hotels, Restaurants & Leisure	4.6
Health Care Providers & Services	4.6
Machinery	3.8
Communications Equipment	3.6
Internet Software & Services	3.6
Wireless Telecommunication Services	3.6
Chemicals	3.4
Specialty Retail	3.4
Portfolio holdings and allocations are subject to change. Percentages are as of October 29, 2010, and are based on net assets.

Top Ten Common Stock Holdings

F5 Networks, Inc.	2.2%
Concho Resources, Inc.	2.0
Alexion Pharmaceuticals, Inc.	1.9
Chipotle Mexican Grill, Inc., Cl. A	1.5
Dollar Tree, Inc.	1.5
Red Hat, Inc.	1.5
Riverbed Technology, Inc.	1.4
Discovery Communications, Inc.	1.4
NetApp, Inc.	1.4
Albemarle Corp.	1.4
Portfolio holdings and allocations are subject to change. Percentages are as of October 29, 2010, and are based on net assets. For more current Top 10 Fund Holdings, please visit www.oppenheimerfunds.com.
6 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of October 29, 2010, and are based on the total market value of common stocks.
7 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during its 2010 fiscal year, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.1
Management’s Discussion of Fund Performance. During the reporting period, Oppenheimer Small- & Mid-Cap Growth Fund’s Class A shares (without sales charge) produced a total return of 27.20%. On a relative basis, the Fund underperformed the Russell 2500 Growth Index (the “Index”), which returned 28.76%.
     The Fund’s best performing sector during the reporting period was information technology. The Fund received strong results from its top holding at period end, F5 Networks, Inc., which produced a triple digit return for the Fund. F5 Networks, a networking appliances company, reported stellar third quarter results due to strong momentum in its core application delivery business and raised fourth quarter guidance. Other positive contributors within the information technology sector included overweight positions in NetApp, Inc., Salesforce.com, Inc. and Cognizant Technology Solutions Corp. NetApp is a proprietary computer storage and data management company, and was a top ten holding of the Fund at period end. Salesforce.com provides a customer and collaboration relationship management service to businesses of all sizes and industries worldwide and also provides a technology platform for customers and developers to build and run business applications. Cognizant Technology Solutions is a provider of custom information technology consulting and technology services, and outsourcing services.
     The Fund also performed well within the health care sector during the period, where Edwards Lifesciences Corp. drove the outperformance. Edwards Lifesciences is a global player in products and technologies designed to treat advanced cardiovascular disease. The stock performed well during the reporting period, and the Fund’s overweight exposure benefited performance. Other individual contributors to performance during the period included energy holding Concho Resources, Inc. and consumer discretionary stock Chipotle Mexican Grill, Inc., the second and fourth largest holdings of the Fund at period end, respectively.
     The Fund underperformed the Index within the industrials and financials sectors as a result of weaker relative stock selection. Within the industrials sector, the Fund did not hold certain airline stocks that performed well for the Index during the period, resulting in the bulk of the underperformance. In terms of financials, financial stocks were hurt by

1. The Fund’s return has been calculated through October 29, 2010, the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through October 31, 2010.
8 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

the uncertain regulatory environment and very low interest rates during the period, which compressed their net interest margins and renewed concerns about foreclosures and the mortgage market. The top three detractors within the sector were Stifel Financial Corp., Jefferies Group, Inc. and Greenhill & Co., all in the investment banking and brokerage subsector. We exited our positions in Jefferies Group and Greenhill & Co., but maintained our position in Stifel Financial, which provides brokerage, investment banking, trading, investment advisory and related financial services through its subsidiaries. At period end, we continued to like the underlying business fundamentals of the company. A small allocation to cash and cash equivalents also hurt relative performance versus the Index, as the Index is comprised solely of stocks.
     While we remain cautious about the current macroeconomic environment, we are confident in our long-term process of seeking dynamic companies with above average and sustainable revenue and earnings growth that we believe are positioned to outperform. We also believe our focus on well established, higher-quality growth companies should provide both upside participation and a degree of downside protection in the current environment.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 29, 2010. Performance is measured from the inception of Class A, B, C and Y shares on November 1, 2000. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Russell 2500 Growth Index, the Russell 2000 Growth Index and the Russell MidCap Growth Index. The Russell 2500 Growth Index is an unmanaged index of U.S. small-cap and mid-cap growth stocks. The Russell 2000 Growth Index is an unmanaged index of those companies among the 2,000 smallest companies in the Russell 3000 Index that have higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Growth Index is an unmanaged index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Indices cannot be purchased directly by investors. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
9 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
10 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the “since inception” return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 15 for further information.

1. The Fund’s returns have been calculated through October 29, 2010, the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through October 31, 2010.
11 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
12 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the “since inception” return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 15 for further information.

1. The Fund’s returns have been calculated through October 29, 2010, the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through October 31, 2010.
13 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the “since inception” return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 15 for further information.

1. The Fund’s returns have been calculated through October 29, 2010, the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through October 31, 2010.
14 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/1/00. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 11/1/00. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “since inception” return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/1/00. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through certain retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 11/1/00. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
15 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 29, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
16 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	May 1, 2010	October 29, 2010	October 29, 2010

Actual
Class A	$1,000.00	$1,050.70	$8.62
Class B	1,000.00	1,045.60	12.78
Class C	1,000.00	1,046.50	12.37
Class N	1,000.00	1,049.20	9.70
Class Y	1,000.00	1,053.50	5.44

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.55	8.48
Class B	1,000.00	1,012.52	12.57
Class C	1,000.00	1,012.91	12.17
Class N	1,000.00	1,015.51	9.54
Class Y	1,000.00	1,019.65	5.35
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 29, 2010 are as follows:

Class	Expense Ratios

Class A	1.68%
Class B	2.49
Class C	2.41
Class N	1.89
Class Y	1.06
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
17 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

STATEMENT OF INVESTMENTS October 29, 2010*

	Shares	Value

Common Stocks—97.6%
Consumer Discretionary—20.2%
Auto Components—0.8%
BorgWarner, Inc.[1]	17,980	$1,008,858
Diversified Consumer Services—1.1%
Sotheby’s	33,850	1,483,984
Hotels, Restaurants & Leisure—4.6%
Cheesecake Factory, Inc. (The)[1]	39,550	1,151,696
Chipotle Mexican Grill, Inc., Cl. A1	9,840	2,068,466
Panera Bread Co., Cl. A1	19,480	1,743,655
Starwood Hotels & Resorts Worldwide, Inc.	24,310	1,316,143

		6,279,960

Household Durables—0.5%
Tupperware Brands Corp.	14,950	669,910
Internet & Catalog Retail—1.8%
NetFlix.com, Inc.[1]	3,810	661,035
Priceline.com, Inc.[1]	4,690	1,767,239

		2,428,274

Leisure Equipment & Products—1.0%
Hasbro, Inc.	29,120	1,346,800
Media—3.0%
Discovery
Communications, Inc.[1]	42,260	1,885,219
Scripps Networks Interactive, Cl. A	22,300	1,134,847
Valassis Communications, Inc.[1]	33,330	1,099,890

		4,119,956

Multiline Retail—2.5%
Dollar Tree, Inc.[1]	40,080	2,056,505
Nordstrom, Inc.	34,760	1,338,608

		3,395,113

Specialty Retail—3.4%
O’Reilly Automotive, Inc.[1]	25,380	1,484,730
Tiffany & Co.	21,440	1,136,320
Tractor Supply Co.	33,390	1,322,244
Urban Outfitters, Inc.[1]	19,730	607,092

		4,550,386

Textiles, Apparel & Luxury Goods—1.5%
Fossil, Inc.[1]	11,990	707,290
Phillips/Van Heusen Corp.	22,270	1,366,042

		2,073,332

Consumer Staples—4.7%
Beverages—1.0%
Hansen Natural Corp.[1]	25,780	1,320,194
Food & Staples Retailing—1.0%
Whole Foods Market, Inc.[1]	34,500	1,371,375
Food Products—1.0%
J.M. Smucker Co. (The)	10,390	667,869
TreeHouse Foods, Inc.[1]	14,870	694,429

		1,362,298

Personal Products—1.7%
Estee Lauder Cos., Inc. (The), Cl. A	20,010	1,424,112
Nu Skin Asia Pacific, Inc., Cl. A	31,130	952,578

		2,376,690

Energy—5.3%
Energy Equipment & Services—2.3%
Complete Production Services, Inc.[1]	40,130	940,246
Core Laboratories NV	15,070	1,171,994
Superior Energy Services, Inc.[1]	36,660	1,012,549

		3,124,789

Oil, Gas & Consumable Fuels—3.0%
Concho Resources, Inc.[1]	38,930	2,673,323
Whiting Petroleum Corp.[1]	13,580	1,363,975

		4,037,298
18 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

	Shares	Value

Financials—5.5%
Capital Markets—1.3%
Affiliated Managers Group, Inc.[1]	12,140	$1,039,305
Stifel Financial Corp.[1]	14,115	668,910

		1,708,215

Commercial Banks—1.8%
East West Bancorp, Inc.	58,420	1,029,945
Signature Bank[1]	33,550	1,417,152

		2,447,097

Diversified Financial Services—0.7%
MSCI, Inc., Cl. A1	28,670	1,027,820
Real Estate Investment Trusts—0.7%
Digital Realty Trust, Inc.	16,650	994,505
Real Estate Management & Development—1.0%
Jones Lang LaSalle, Inc.	16,880	1,317,653
Health Care—14.9%
Biotechnology—2.6%
Alexion Pharmaceuticals, Inc.[1]	37,500	2,561,250
United Therapeutics Corp.[1]	16,130	967,800

		3,529,050

Health Care Equipment & Supplies—2.7%
Edwards Lifesciences Corp.[1]	25,690	1,641,848
ResMed, Inc.[1]	43,560	1,388,257
Thoratec Corp.[1]	21,180	691,315

		3,721,420

Health Care Providers & Services—4.6%
AmerisourceBergen Corp.	21,020	689,876
Catalyst Health Solutions, Inc.[1]	18,380	695,683
Emergency Medical Services LP, Cl. A1	25,650	1,394,847
Health Management Associates, Inc., Cl. A1	138,370	1,108,344
HMS Holdings Corp.[1]	29,330	1,763,026
Schein (Henry), Inc.[1]	11,180	627,757

		6,279,533

Health Care Technology—1.8%
Cerner Corp.[1]	11,850	1,040,786
SXC Health Solutions Corp.[1]	35,280	1,374,509

		2,415,295

Life Sciences Tools & Services—1.3%
Illumina, Inc.[1]	12,310	668,556
Waters Corp.[1]	14,780	1,095,641

		1,764,197

Pharmaceuticals—1.9%
Perrigo Co.	18,560	1,222,733
Valeant Pharmaceuticals International, Inc.	49,300	1,361,173

		2,583,906

Industrials—14.2%
Aerospace & Defense—3.0%
BE Aerospace, Inc.[1]	43,580	1,602,001
DigitalGlobe, Inc.[1]	31,560	1,030,434
TransDigm Group, Inc.[1]	21,520	1,426,130

		4,058,565

Commercial Services & Supplies—1.2%
Stericycle, Inc.[1]	15,230	1,092,600
Waste Connections, Inc.	12,810	521,879

		1,614,479

Electrical Equipment—3.3%
AMETEK, Inc.	27,860	1,505,833
Rockwell Automation, Inc.	27,330	1,704,572
Roper Industries, Inc.	18,550	1,287,927

		4,498,332

Machinery—3.8%
Bucyrus International, Inc.	17,440	1,188,710
CNH Global NV1	23,060	915,251
Gardner Denver, Inc.	22,780	1,317,140
Parker-Hannifin Corp.	23,200	1,775,960

		5,197,061
19 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Road & Rail—1.8%
Hunt (J.B.) Transport Services, Inc.	18,200	$654,472
Kansas City Southern, Inc.[1]	39,810	1,744,474

		2,398,946

Trading Companies & Distributors—1.1%
MSC Industrial Direct Co., Inc., Cl. A	26,810	1,526,561
Information Technology—24.0%
Communications Equipment—3.6%
F5 Networks, Inc.[1]	25,140	2,958,978
Riverbed Technology, Inc.[1]	33,540	1,929,892

		4,888,870

Computers & Peripherals—1.4%
NetApp, Inc.[1]	35,310	1,880,258
Electronic Equipment & Instruments—0.5%
Dolby Laboratories, Inc., Cl. A1	10,690	659,359
Internet Software & Services—3.6%
Akamai Technologies, Inc.[1]	35,770	1,848,236
Equinix, Inc.[1]	7,830	659,599
GSI Commerce, Inc.[1]	47,850	1,168,497
SINA Corp.[1]	20,930	1,178,359

		4,854,691

IT Services—1.9%
Cognizant Technology
Solutions Corp.[1]	24,850	1,619,972
Teradata Corp.[1]	25,670	1,010,371

		2,630,343

Semiconductors & Semiconductor Equipment—4.7%
ARM Holdings plc, Sponsored ADR	52,030	919,890
Broadcom Corp., Cl. A	32,320	1,316,717
Cavium Networks, Inc.[1]	44,730	1,425,545
Netlogic Microsystems, Inc.[1]	44,110	1,325,947
Skyworks Solutions, Inc.[1]	62,740	1,437,373

		6,425,472

Software—8.3%
Citrix Systems, Inc.[1]	25,930	1,661,335
Concur Technologies, Inc.[1]	30,140	1,555,827
Fortinet, Inc.[1]	11,230	336,900
Informatica Corp.[1]	39,440	1,604,814
Red Hat, Inc.[1]	47,620	2,012,421
Rovi Corp.[1]	26,700	1,352,355
Salesforce.com, Inc.[1]	14,360	1,666,765
TIBCO Software, Inc.[1]	52,850	1,015,777

		11,206,194

Materials—5.2%
Chemicals—3.4%
Albemarle Corp.	37,360	1,872,854
Lubrizol Corp. (The)	15,000	1,537,350
Solutia, Inc.[1]	65,170	1,180,229

		4,590,433

Containers & Packaging—0.9%
Rock-Tenn Co., Cl. A	22,120	1,257,522
Metals & Mining—0.9%
Silver Wheaton Corp.[1]	42,140	1,211,525
Telecommunication Services—3.6%
Wireless Telecommunication Services—3.6%
Crown Castle
International Corp.[1]	29,280	1,262,554
NII Holdings, Inc.[1]	43,990	1,839,222
SBA Communications Corp.[1]	44,600	1,750,996

		4,852,772

Total Common Stocks (Cost $96,679,413)		132,489,291
20 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

	Shares	Value

Investment Company—2.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.25%[2,3] (Cost $3,153,450)	3,153,450	$3,153,450

Total Investments, at Value (Cost $99,832,863)	99.9%	135,642,741
Other Assets Net of Liabilities	0.1	96,441

Net Assets	100.0%	$135,739,182

Footnotes to Statement of Investments

*	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 29, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2009	Additions	Reductions	October 29, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	2,119,920	58,137,296	57,103,766	3,153,450

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$3,153,450	$8,151

3.	Rate shown is the 7-day yield as of October 29, 2010.
21 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 29, 2010 based on valuation input level:

			Level 3 —
	Level 1 —	Level 2 —	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$27,356,573	$—	$—	$27,356,573
Consumer Staples	6,430,557	—	—	6,430,557
Energy	7,162,087	—	—	7,162,087
Financials	7,495,290	—	—	7,495,290
Health Care	20,293,401	—	—	20,293,401
Industrials	19,293,944	—	—	19,293,944
Information Technology	32,545,187	—	—	32,545,187
Materials	7,059,480	—	—	7,059,480
Telecommunication Services	4,852,772	—	—	4,852,772
Investment Company	3,153,450	—	—	3,153,450

Total Assets	$135,642,741	$—	$—	$135,642,741

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
22 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES October 29, 20101

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $96,679,413)	$132,489,291
Affiliated companies (cost $3,153,450)	3,153,450

135,642,741
Receivables and other assets:
Investments sold	1,723,706
Shares of beneficial interest sold	324,903
Dividends	42,749
Other	13,663

Total assets	137,747,762

Liabilities
Bank overdraft	1,483
Payables and other liabilities:
Investments purchased	1,746,196
Shares of beneficial interest redeemed	105,082
Shareholder communications	39,139
Distribution and service plan fees	27,711
Transfer and shareholder servicing agent fees	26,075
Trustees’ compensation	18,666
Other	44,228

Total liabilities	2,008,580

Net Assets	$135,739,182

Composition of Net Assets
Par value of shares of beneficial interest	$13,157
Additional paid-in capital	132,799,336
Accumulated net investment loss	(18,493)
Accumulated net realized loss on investments	(32,864,696)
Net unrealized appreciation on investments	35,809,878

Net Assets	$135,739,182

23 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $83,169,025 and 7,870,453 shares of beneficial interest outstanding)	$10.57
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.21
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,066,183 and 1,148,570 shares of beneficial interest outstanding)	$9.63
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,582,964 and 2,439,105 shares of beneficial interest outstanding)	$9.67
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,007,120 and 1,172,140 shares of beneficial interest outstanding)	$10.24
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $5,913,890 and 526,489 shares of beneficial interest outstanding)	$11.23

1. October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
24 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended October 29, 20101

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,036)	$501,935
Affiliated companies	8,151
Interest	28
Other income	12,134

Total investment income	522,248

Expenses
Management fees	1,065,289
Distribution and service plan fees:
Class A	172,404
Class B	108,682
Class C	212,104
Class N	51,481
Transfer and shareholder servicing agent fees:
Class A	352,404
Class B	87,822
Class C	116,901
Class N	56,898
Class Y	3,535
Shareholder communications:
Class A	53,287
Class B	12,498
Class C	13,476
Class N	6,282
Class Y	432
Trustees’ compensation	2,393
Custodian fees and expenses	686
Other	69,616

Total expenses	2,386,190
Less waivers and reimbursements of expenses	(223,734)

Net expenses	2,162,456

Net Investment Loss	(1,640,208)

Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	11,844,554
Net change in unrealized appreciation/depreciation on investments	17,638,938

Net Increase in Net Assets Resulting from Operations	$27,843,284

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
25 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended October 31,	2010[1]	2009

Operations
Net investment loss	$(1,640,208)	$(1,303,856)
Net realized gain (loss)	11,844,554	(24,554,328)
Net change in unrealized appreciation/depreciation	17,638,938	27,290,181

Net increase in net assets resulting from operations	27,843,284	1,431,997

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	4,954,511	(3,197,790)
Class B	(3,032,103)	(2,788,625)
Class C	48,123	(824,116)
Class N	411,644	788,965
Class Y	940,942	790,380

	3,323,117	(5,231,186)

Net Assets
Total increase (decrease)	31,166,401	(3,799,189)
Beginning of period	104,572,781	108,371,970

End of period (including accumulated net investment loss of $18,493 and $17,831, respectively)	$135,739,182	$104,572,781

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
26 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$8.31	$8.11	14.55	$11.72	$10.44

Income (loss) from investment operations:
Net investment loss[2]	(.11)	(.08)	(.11)	(.16)	(.16)
Net realized and unrealized gain (loss)	2.37	.28	(4.69)	3.63	1.44

Total from investment operations	2.26	.20	(4.80)	3.47	1.28

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	—	(1.64)	(.64)	—

Net asset value, end of period	$10.57	$8.31	$8.11	$14.55	$11.72

Total Return, at Net Asset Value[3]	27.20%	2.47%	(36.60)%	31.11%	12.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83,169	$61,367	$63,679	$84,494	$70,971

Average net assets (in thousands)	$71,047	$57,232	$81,084	$70,134	$70,613

Ratios to average net assets:[4]
Net investment loss	(1.18)%	(1.10)%	(1.01)%	(1.30)%	(1.34)%
Total expenses	1.77%[5]	1.85%[5]	1.57%[5]	1.59%[5]	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%	1.46%	1.40%	1.54%	1.56%

Portfolio turnover rate	103%	143%	134%	232%	213%

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	1.77%
Year Ended October 31, 2009	1.85%
Year Ended October 31, 2008	1.58%
Year Ended October 31, 2007	1.59%
See accompanying Notes to Financial Statements.
27 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$7.64	$7.51	$13.71	$11.16	$10.02

Income (loss) from investment operations:
Net investment loss[2]	(.17)	(.13)	(.18)	(.24)	(.24)
Net realized and unrealized gain (loss)	2.16	.26	(4.38)	3.43	1.38

Total from investment operations	1.99	.13	(4.56)	3.19	1.14

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	—	(1.64)	(.64)	—

Net asset value, end of period	$9.63	$7.64	$7.51	$13.71	$11.16

Total Return, at Net Asset Value[3]	26.05%	1.73%	(37.16)%	30.12%	11.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,066	$11,528	$14,441	$24,800	$22,473

Average net assets (in thousands)	$10,890	$11,863	$20,882	$21,737	$23,201

Ratios to average net assets:[4]
Net investment loss	(1.97)%	(1.92)%	(1.79)%	(2.09)%	(2.14)%
Total expenses	2.88%[5]	2.94%[5]	2.40%[5]	2.45%[5]	2.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.42%	2.29%	2.19%	2.34%	2.37%

Portfolio turnover rate	103%	143%	134%	232%	213%

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	2.88%
Year Ended October 31, 2009	2.94%
Year Ended October 31, 2008	2.41%
Year Ended October 31, 2007	2.45%
See accompanying Notes to Financial Statements.
28 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Class C Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$7.66	$7.53	$13.74	$11.18	$10.04

Income (loss) from investment operations:
Net investment loss[2]	(.17)	(.13)	(.18)	(.24)	(.24)
Net realized and unrealized gain (loss)	2.18	.26	(4.39)	3.44	1.38

Total from investment operations	2.01	.13	(4.57)	3.20	1.14

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	—	(1.64)	(.64)	—

Net asset value, end of period	$9.67	$7.66	$7.53	$13.74	$11.18

Total Return, at Net Asset Value[3]	26.24%	1.73%	(37.15)%	30.16%	11.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,583	$18,702	$19,351	$23,294	$18,640

Average net assets (in thousands)	$21,239	$17,362	$23,831	$18,644	$18,933

Ratios to average net assets:[4]
Net investment loss	(1.93)%	(1.87)%	(1.78)%	(2.07)%	(2.11)%
Total expenses	2.57%[5]	2.73%[5]	2.36%[5]	2.41%[5]	2.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.37%	2.23%	2.17%	2.31%	2.33%

Portfolio turnover rate	103%	143%	134%	232%	213%

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	2.57%
Year Ended October 31, 2009	2.73%
Year Ended October 31, 2008	2.37%
Year Ended October 31, 2007	2.41%
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$8.08	$7.90	$14.25	$11.52	$10.29

Income (loss) from investment operations:
Net investment loss[2]	(.13)	(.10)	(.14)	(.19)	(.18)
Net realized and unrealized gain (loss)	2.29	.28	(4.57)	3.56	1.41

Total from investment operations	2.16	.18	(4.71)	3.37	1.23

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	—	(1.64)	(.64)	—

Net asset value, end of period	$10.24	$8.08	$7.90	$14.25	$11.52

Total Return, at Net Asset Value[3]	26.73%	2.28%	(36.76)%	30.77%	11.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,007	$9,141	$8,107	$9,138	$7,743

Average net assets (in thousands)	$10,371	$7,904	$9,889	$7,901	$6,521

Ratios to average net assets:[4]
Net investment loss	(1.43)%	(1.35)%	(1.27)%	(1.55)%	(1.58)%
Total expenses	2.07%[5]	2.24%[5]	1.87%[5]	1.92%[5]	2.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	1.71%	1.65%	1.79%	1.80%

Portfolio turnover rate	103%	143%	134%	232%	213%

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	2.07%
Year Ended October 31, 2009	2.24%
Year Ended October 31, 2008	1.88%
Year Ended October 31, 2007	1.92%
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Class Y Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$8.78	$8.52	$15.12	$12.08	$10.70

Income (loss) from investment operations:
Net investment loss[2]	(.06)	(.04)	(.05)	(.09)	(.09)
Net realized and unrealized gain (loss)	2.51	.30	(4.91)	3.77	1.47

Total from investment operations	2.45	.26	(4.96)	3.68	1.38

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	—	(1.64)	(.64)	—

Net asset value, end of period	$11.23	$8.78	$8.52	$15.12	$12.08

Total Return, at Net Asset Value[3]	27.90%	3.05%	(36.24)%	31.96%	12.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,914	$3,835	$2,794	$3,742	$3,014

Average net assets (in thousands)	$4,904	$3,294	$3,533	$3,323	$2,968

Ratios to average net assets:[4]
Net investment loss	(0.61)%	(0.50)%	(0.39)%	(0.68)%	(0.79)%
Total expenses	1.04%[5]	1.02%[5]	0.95%[5]	0.94%[5]	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	0.86%	0.78%	0.91%	1.01%

Portfolio turnover rate	103%	143%	134%	232%	213%

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	1.04%
Year Ended October 31, 2009	1.02%
Year Ended October 31, 2008	0.96%
Year Ended October 31, 2007	0.94%
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Small– & Mid-Cap Growth Fund (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. Prior to June 30, 2010, the Fund’s name was Oppenheimer Emerging Growth Fund. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since October 29, 2010 represents the last day during the Fund’s fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are
32 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar
33 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
34 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation Based
on Cost of Securities
Undistributed	Undistributed	Accumulated	and Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$—	$—	$32,092,446	$35,037,628

1.	As of October 29, 2010, the Fund had $32,092,446 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 29, 2010, details of the capital loss carryforwards were as follows:

Expiring

2016	$7,153,705
2017	24,938,741

Total	$32,092,446

2.	During the fiscal year ended October 29, 2010, the Fund utilized $10,891,689 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.	During the fiscal year ended October 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
35 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Accordingly, the following amounts have been reclassified for October 29, 2010. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
Reduction to	Accumulated Net
Paid-in Capital	Investment Loss

$1,639,546	$1,639,546
No distributions were paid during the years ended October 29, 2010 and October 31, 2009.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 29, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$100,605,113

Gross unrealized appreciation	$35,212,630
Gross unrealized depreciation	(175,002)

Net unrealized appreciation	$35,037,628

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 29, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$270
Payments Made to Retired Trustees	1,208
Accumulated Liability as of October 29, 2010	9,863
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s
36 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
37 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 29, 2010		Year Ended October 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	2,868,521	$27,245,798	3,182,926	$23,745,787
Redeemed	(2,382,008)	(22,291,287)	(3,652,404)	(26,943,577)[1]

Net increase (decrease)	486,513	$4,954,511	(469,478)	$(3,197,790)

Class B
Sold	276,067	$2,410,048	331,080	$2,284,009
Redeemed	(636,808)	(5,442,151)	(743,787)	(5,072,634)[1]

Net decrease	(360,741)	$(3,032,103)	(412,707)	$(2,788,625)

Class C
Sold	785,714	$6,853,478	825,095	$5,711,200
Redeemed	(787,530)	(6,805,355)	(952,795)	(6,535,316)[1]

Net increase (decrease)	(1,816)	$48,123	(127,700)	$(824,116)

Class N
Sold	443,142	$4,090,909	511,341	$3,795,598
Redeemed	(402,756)	(3,679,265)	(405,813)	(3,006,633)[1]

Net increase	40,386	$411,644	105,528	$788,965

Class Y
Sold	311,978	$3,135,233	214,228	$1,638,455
Redeemed	(222,104)	(2,194,291)	(105,574)	(848,075)[1]

Net increase	89,874	$940,942	108,654	$790,380

1.	Net of redemption fees of $2,591, $561, $778, $340, and $135 for Class A, Class B, Class C, Class N and Class Y, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 29, 2010, were as follows:

	Purchases	Sales

Investment securities	$117,863,522	$117,238,221
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.90%
Next $200 million	0.85
Next $200 million	0.80
Over $600 million	0.75
38 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 29, 2010, the Fund paid $395,033 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2010 were as follows:

Class C	$441,179
Class N	172,950
39 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

October 29, 2010	$77,479	$166	$23,288	$3,044	$142
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 29, 2010, the Manager waived fees and/or reimbursed the Fund $3,331 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended October 29, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$106,593
Class B	49,659
Class C	43,097
Class N	21,054
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal
40 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
41 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Small- & Mid-Cap Growth Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Small- & Mid-Cap Growth Fund (formerly known as Oppenheimer Emerging Growth Fund) including the statement of investments, as of October 29, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 29, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Small- & Mid-Cap Growth Fund as of October 29, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
December 16, 2010
42 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
43 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact
44 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald Zibelli, Jr, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mid-cap growth funds. The Board noted that the Fund’s three-year performance was better than its peer group median although its one-year and five-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mid-cap growth funds with comparable asset levels and distribution features. The Board noted that from September 1, 2008 to September 30, 2009 the Manager voluntarily waived a portion of the management fee so that the effective management fee rate for the Fund did not exceed the effective management fee of Oppenheimer Discovery Fund, measured as of the last business day of the prior month. The Board noted that the Fund’s actual management fees were lower than its peer group median and average. The Fund’s contractual management fees and total expenses were higher than its peer group median and average.
45 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
46 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
47 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non- profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company):
Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
48 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2005) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2000) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 58	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex.
49 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 62	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zibelli, Jr., Glavin, Jr., Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald J. Zibelli, Jr., Vice President (since 2006) and Portfolio Manager (since 2006) Age: 51	Vice President of the Manager (since May 2006); a Chartered Financial Analyst. Prior to joining the Manager, Managing Director and Small Cap Growth Team Leader at Merrill Lynch Investment Managers (January 2002-May 2006). A port-folio manager and officer of 3 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited;
50 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005- March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007- January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2000) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999- June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company sub-sidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
51 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
52 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
53 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
54 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
Not applicable to semiannual reports.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $20,400 in fiscal 2010 and $20,400 in fiscal 2009.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2010 and $1,500 in 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed $321,900 in fiscal 2010 and $269,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, capital accumulation plan and professional services relating to FIN 45 and FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $10,474 in fiscal 2010 and $8,200 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2) 100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $333,874 in fiscal 2010 and $279,240 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The

Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;
•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;
•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and
•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/29/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.
(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Small- & Mid-Cap Growth Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	12/07/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	12/07/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	12/07/2010